UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2009
FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Financial Plaza Terre Haute, Indiana	47807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 238-6000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 21, 2009, the Board of Directors of First Financial Corporation (the “Corporation”) adopted an amendment to the Code of By-Laws of the Corporation. The amendment, which adds a new Section 11 to Article IV of the Code of By-Laws expressly elects for the Corporation to not be governed by Indiana Code § 23-1-33-6(c). This newly adopted provision of the Indiana Code would otherwise require the Corporation to stagger the terms of its directors in a certain manner.
Item 9.01. Financial Statements and Exhibits.
(a) – (c)
Not applicable.
(d) Exhibits.
3(ii) Code of By-Laws of First Financial Corporation, as amended July 21, 2009.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 24, 2009

FIRST FINANCIAL CORPORATION
By:	/s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	Code of By-Laws of First Financial Corporation, as amended July 21, 2009.

3